SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                         FORM 8-K

                      CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


Date of Report...................................March 5, 1998
Date of Earliest Event Reported...,,.............February 26, 1998



                         Teltronics, Inc.
 --------------------------------------------------------------------------
       (Exact Name of Registrant as specified in its charter)


     Delaware                0-17893                     59-2937938
 --------------------------------------------------------------------------
  (State or other     (Commission File Number)        (IRS Employer
  jurisdiction of                                     Identification
  Incorporation)                                      Number)


       2150 Whitfield Industrial Way, Sarasota, Florida 34243-9706
 -------------------------------------------------------------------------
       (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code......... (941) 753-5000

ITEM 5. OTHER EVENTS.

        On February 26, 1998, the Registrant issued to Sirrom Capital Corporation, d/b/a Tandem Capital ("Sirrom Capital"): (i) 25,000 shares of Series B Preferred Stock ("Series B Preferred") for $2,500,000 under a Preferred Stock Purchase Agreement between the Registrant and Sirrom Capital dated February 25, 1998; and
(ii) $1,750,000 of 12% Subordinated Secured Debentures Due February 13, 2002 ("Debentures") under a Debenture Purchase Agreement between the Registrant and Sirrom Capital dated February 25, 1998. The Debentures are subordinated to certain other indebtedness of the Registrant.

        The Series B Preferred Stock have rights and preferences as set forth in a Certificate of Designations Establishing Series of Shares filed with the Secretary of State of Delaware including voting rights; dividends payable in cash until February, 2002 at the rate of $12.00 per share per annum payable quarterly; and payments of $100 per share in the event of liquidation, dissolution or winding up of the Registrant prior to any distributions to the holders of any other class or series of capital stock of the Registrant, including holders of Common Stock. The shares of Series B
Preferred Stock are convertible at the option of the holder, in whole or in part, at any time at an initial conversion price of $2.75 per share subject to adjustment under certain circumstances. The Registrant has the option commencing February
26, 2000 to redeem all (but not less than all) of the Series B
Preferred at a price per share equal to $100 plus all accrued but unpaid dividends and interest, if any, on any dividends in arrears provided the average bid price of the Registrant's Common
Stock exceeds $5.50 per share with respect to each of the twenty trading days immediately preceding the Registrant's notice of redemption to the holder(s). After February 26, 2002, the Registrant has the further option to redeem the Series B Preferred at a price per share equal to $100 plus any accrued and unpaid dividends.

        The aggregate $4,250,000 proceeds of the issuance of the Series B Preferred and the Debentures were utilized to repurchase the amounts outstanding under the Registrant's 11% Subordinated Convertible Debentures Due February 13, 2002 issued to Sirrom Capital in February, 1997.

        On February 26, 1998 the Registrant also borrowed $1,280,000 from Sirrom Capital under a Loan and Security Agreement between the Registrant and Sirrom Capital dated February 25, 1998 ("Loan Agreement") and delivered its: (i) Secured Senior Subordinated Promissory Note in the principal amount of $1,000,000 with interest at 12% per annum maturing in February, 1999 the proceeds of which are to be used for working capital of the Registrant and (ii) Secured Senior Subordinated Promissory Note in the principal amount of $280,000 with interest at 12% per annum maturing in October, 2000 the proceeds of which were used to pay an equipment loan made to the Registrant by The CIT Group/Credit Finance, Inc. ("CIT").

        The Debentures and two Secured Senior Subordinated
Promissory Notes are secured by a first lien on the machinery and equipment of the Registrant and its subsidiaries and a lien on all other assets of the Registrant and its Subsidiaries subordinate to prior liens on such other assets held by CIT. The Registrant has the right to prepay the Debentures and two Secured Senior Subordinated Promissory Notes at any time with no premium or penalty for prepayment. The Debenture Purchase Agreement and Loan Agreement contain certain financial covenants including restrictions which could affect future funding of Interactive Solutions, Inc. by the Registrant.

        The Registrant also issued Warrants to Sirrom Capital for an aggregate of 890,000 shares of the Registrant's Common Stock exercisable at any time or from time to time prior to February 26, 2003 at an initial price of $2.75 per share subject to increase under certain conditions.

        Simultaneously with the issuance of the Series B Preferred stock, Debentures and the Loan Agreement, the Registrant and Sirrom Capital entered into a Registration Rights Agreement granting to Sirrom Capital the right to demand registration under the Securities Act of 1993, as amended, of shares of Common Stock of the Registrant issuable upon any conversion of the Series B Preferred Stock and/or exercise of the Warrants. Under the agreements, Sirrom Capital has the right to appoint one member to the Board of Directors of the Registrant which cannot exceed five total members without the approval of Sirrom Capital.

        There are numerous other provisions in the Agreements filed as Exhibits to this Report on Form 8-K which are important in order to derive the full understanding of the issuance and terms of the Series B Preferred Stock, the Debenture Purchase Agreement, the Debentures, the Loan Agreement and the two Secured Senior Subordinated Notes. The above summary is qualified in its entirety by reference to the text and the terms and conditions of the Exhibits to this report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Not Applicable.

        (b) Not Applicable.

        (c) Exhibits

            10.1   Preferred Stock Purchase Agreement between Sirrom
                   Capital and the Registrant dated February 25, 1998.
            10.2 Debenture Purchase Agreement between Sirrom Capital and the Registrant dated February 25, 1998.
            10.3   12% Subordinated Secured Debentures due on
                   February 13, 2002.
            10.4 Loan And Security Agreement between Sirrom Capital and the Registrant dated February 25, 1998.
            10.5 Secured Senior Subordinated Promissory Note of Registrant in the principal amount of $1,000,000 delivered to Sirrom Capital.
            10.6 Secured Senior Promissory Note of Registrant in the principal amount of $280,000 delivered to Sirrom Capital.
            10.7 Common Stock Purchase Warrant covering 525,000 shares of Common Stock of the Registrant issued to Sirrom Capital on February 26, 1998.
            10.8 Common Stock Purchase Warrant covering 365,000 shares of Common Stock of the Registrant issued to Sirrom Capital on February 26, 1998.
            10.9 Registration Rights Agreement dated February 25, 1998 between Registrant and Sirrom Capital.
            3.1    Certificate of Designations Establishing Series of
                   Shares of Teltronics, Inc., filed with the Delaware Secretary of State on February 24, 1998.
            3.2 Amended Designation of Teltronics, Inc. filed with the Delaware Secretary of State on February 25, 1998.

                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Teltronics, Inc.
                               (Registrant)

March 5, 1998                  By: Ewen R. Cameron
                                   President and CEO